EXHIBIT 10.24
                         AMENDMENT NO. 3
                               TO
            CELLULAR COMMUNICATIONS SERVICE AGREEMENT

     U.S. Communications, Inc. "USCI") and Service Merchandise
Company, Inc. ("SERVICE") hereby agree to amend their Cellular
Communications Service Agreement dated April 25, 1994 (the
"Agreement") as follows:

1. Exhibit A, as revised by Amendment No. 1 to the Agreement, is hereby amended to delete the following Service Merchandise store locations as of the date indicated:

        District      Store No.      Date of service termination
        --------      ---------      ---------------------------
        Texas         431-433-197-    7/1
                      210-263-270-
                      292-336-359-
                      380-381-440-
                      448-459-467-
                      469
        LA            415-417-463     7/1

2.   This Amendment shall be effective as of May 1, 1996.

3. the parties acknowledge and agree that this Agreement is currently in effect and that the terms of the Agreement shall remain in effect until terminated in accordance with its terms as herein modified.

     IN WITNESS WHEREOF, the parties hereby indicate their acceptance of the terms of this Amendment by the signatures of their authorized representative.

SERVICE MERCHANDISE COMPANY, INC.   U.S. COMMUNICATIONS, INC.
By: /s/ Jeffrey A. Smith            By: /s/ Bruce A. Hahn
Name: Jeffrey A. Smith              Name: Bruce A. Hahn
Title: AVP                          Title: CEO
Date: 6/5/96                        Date: 6/11/96

AMENDMENT NO. I TO
CELLULAR COMMUNICATIONS SERVICE AGREEMENT

     Effective October 10, 1996, U.S. Communications, Inc. ("USCI") and Service Merchandise Company, Inc. ("SERVICE") hereby agree to amend their Cellular Communications Service Agreement dated April
25, 1994 (the "Agreement") as set forth herein.

     WHEREAS, the parties entered into a cellular communications service agreement providing for the processing of cellular activations and providing for cellular telephone services by USCI for the cellular telephones purchased by SERVICE customers in designated SERVICE stores,

     WHEREAS, the parties have elected to add to the Agreement additional SERVICE stores not initially covered by the Agreement for the purpose of utilizing USCI to process cellular activations and to provide the cellular telephone services for cellular telephones purchased by SERVICE customers,

     NOW, THEREFORE, it is agreed as follows:

     1. Exhibit A to the Agreement is hereby deleted from the Agreement. Any reference to "Exhibit A" in the Agreement shall be revised to refer to Exhibit C-1.

     2. Exhibit C-1 to the Agreement is hereby replaced with Exhibit C-1, August 1, 1996 revision, a copy of which is attached hereto. In accordance with the terms of the Agreement, USCI shall process the cellular activations and provide the cellular telephone services for the cellular telephones purchased at the SERVICE stores set forth on Exhibit C-1, and USCI shall pay SERVICE a commission for each net activation of a cellular telephone purchased by a customer of SERVICE from a Service store listed on Exhibit C-1, as revised, in accordance with the terms set forth on Exhibit C and the commission rates specified on Exhibit C-1, revision August 1, 1996 attached hereto. Each SERVICE store listed in Exhibit C-1 and which is also slated to receive Kiosk cellular sales booths pursuant to a separate agreement with Wireless Communications Center, Inc. (a sister subsidiary to USCI), shall be automatically deleted from Exhibit C-1 when Kiosk operation commences in such store.

     3. SERVICE hereby represents to USCI that SERVICE's offering of cellular telephone service to be provided by USCI through the additional SERVICE store locations of Exhibit A as revised, will not constitute a breach of any existing agreements between SERVICE and any other cellular carrier.

     4. SERVICE agrees to use its best efforts to have one (1) dedicated telephone line installed in the sight and sound department at each SERVICE store subject to the Agreement, as amended from time to time. The parties acknowledge that there may be certain SERVICE stores for which installation of a telephone line may be cost prohibitive and in such event, SERVICE shall not be required to install this additional telephone line, but USCI agrees to install cellular telephone service for processing activations ins such cases. USCI agrees to pay SERVICE the cost of each completed SERVICE store telephone line installation up to a maximum of $750 per store, within thirty (30) days of date of invoice issued by SERVICE.

     5. USCI agrees to provide to SERVICE, one (1) time per month, USCI's "Commission Pass-Through Report", which shall include names, addresses, and cellular telephone numbers for SERVICE customers purchasing a cellular telephone and activating cellular telephone service during the immediately preceding 30/31 day period, on a market by market and store by store basis, as well as the applicable carrier, commission, and cellular telephone number. The Pass-Through reports shall be received by SERVICE no later than fifteen (15) days following the end of each applicable period.

     6. USCI agrees to immediately obtain and continue to maintain for the benefit of SERVICE, an irrevocable letter of credit in an amount equal to the amount owed under this Agreement, rounded up to the nearest $10,000, in the event USCI becomes more than ten (10) days past due for any amounts owed to SERVICE under this Agreement. The terms of the letter of credit shall permit SERVICE to obtain payment from the issuing bank the amount of Commissions due when USCI is greater than ten (10) days past the due dates specified in paragraph 3(a) of the Agreement. The letter of credit shall conform to the terms of that attached to this Amendment as Exhibit F, or as otherwise mutually agreed to in writing. In the event SERVICE draws on the letter of credit, USCI shall pay to the issuing bank the amount necessary to return the amount of the letter of credit to its original amount, and provide any additional documentation necessary to verify to SERVICE that such has occurred. After termination or expiration of this Agreement, upon payment by USCI of all amounts owed by USCI to Retailer under this Agreement, Retailer shall so notify the issuing bank in writing that all such obligations have been satisfied by WCCI and that the Letter of Credit may be canceled.

     7. The parties hereby acknowledge that the Agreement applies only to cellular telephones and cellular telephone service and does not apply to equipment commonly known as Personal Communication Systems ("PCS") or service for PCS. In the event SERVICE desires to offer PCS equipment through any of the store listed in Exhibit A, then SERVICE shall offer USCI the right to quote terms for SERVICE to offer PCS service from USCI.

     8. In the event USCI fails to provide cellular telephone service through a carrier to one or more stores of SERVICE, for a period of time extending beyond two or more calendar days, in addition to any other remedies SERVICE may have against USCI, excluding failure for force majeure reasons, SERVICE shall have the right to unilaterally enter into an agreement with a replacement cellular telephone carrier for such store(s) and to delete such stores from Exhibit A to this Agreement by providing written notice to USCI. In such event, USCI shall not be obligated to process activations from such store(s) for any such carrier or carriers.
In such event, no exclusivity or non-compete provisions stated in this Agreement, including, but not limited, to those in paragraphs
(4).(a), 4.(k) and 4.(l) shall be applicable to the market for such stores.

     9    "Section 5. Term" is hereby deleted from the Agreement
and replaced by the following section:

          5.   Term
               This Agreement shall continue in full force and effect through September 30, 1997 and thereafter the term shall become perpetual. Either party shall have the right to terminate this Agreement effective on a date after September 30, 1997, in whole or as to any one or more specific SERVICE store locations, upon at least sixty (60) days prior written notice sent by certified or registered mail, except that termination by USCI pursuant to this provision shall not be effective during the months of October, November, and December of each year.

     20.  Exhibit C-1 shall be amended to delete the following
Service Merchandise store locations on or about the date indicated:

 District           Store No.   Approx. date of service termination
 --------           ---------   -----------------------------------
 Los Angeles, CA    178-236         1-15-97
                    179-238
                    199-317
                    208-325
                    218-361
                    222

     The parties acknowledge that the exact date for termination as to these stores will depend on the ability to have the kiosk operational in each store. Therefore, SERVICE agrees to keep USCI advised of the timing for each store and USCI agrees to cooperate and ensure cellular activation service is available through each store until each kiosk operation commences.

     11. Except as specifically provided herein, all of the terms and conditions of the Agreement dated April 25, 1994 between USCI and SERVICE shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be signed as of the day and year first above written.

SERVICE MERCHANDISE COMPANY, INC.   U.S. COMMUNICATIONS, INC.
By: /s/ E.J. McKeaney               By: /s/ Bruce A. Hahn
Name: E.J. McKeaney                 Name: Bruce A. Hahn
Title: AVP                          Title: CEO
Date: 10/10/96                      Date: 10/10/96

Exhibits to this Amendment 1

Exhibit C-1:   List of Service Merchandise Stores, Commissions to
               be Paid, and Each Carrier

Exhibit F:     Letter of Credit

                                               Revision: 8/16/96
                          EXHIBIT "C-1"
                        SALES COMMISSIONS

                       Activation                                Bonus
Carrier                Service Store #          Commission       Coop      Total
---------------------------------------------------------------------------------
Ameritech                                       $200.00 - 1yr.    $20.00  $220.00
                                                $200.00 - 2 yrs.  $20.00  $220.00
                       50 Downers Grove, IL
                       51 Downers Grove, IL
                       52 Homewood, IL
                       54 Berwyn, IL
                       55 Oaklawn, IL
                       56 Niles, IL
                       58 Griffith, IN
                       98 Bloomingdale, IL
                       130 Chicago, IL
                       181 Naperville, IL
                       191 Burbank, IL
                       194 Deerfield, IL
                       265 Lansing, IL
                       279 Elgin, IL
                       286 Melrose Park, IL
                       287 Orland Park, IL
                       291 Joliet, IL
                       310 Crystal Lake, IL
                       311 Skokie, IL
                       355 Schaumberg, IL
                       394 Merrillville, IN
                       398 Chicago, IL
                       548 Waukegan, IL
                       549 Mundelin, IL
                       558 Arlington Hts, IL
                       559 Norridge, IL
Alltel                                          $200.00           $20.00  $220.00
                        22 Charlotte, NC
                        28 Charlotte, NC
                        65 Jackson, MS
                        68 Gastonia, NC
                       121 Columbia, SC
                       153 Columbia, SC
                       224 Montgomery, AL
                       281 Gainesville, FL
                       332 Pineville, NC
                       342 Jackson, MS
                       414 Meridian, MS
                       421 Montgomery, AL
Cellular One (CCI)                              $195.00 - 1 yr.   $20.00  $215.00
                                                $200.00 - 2 yrs.  $20.00  $220.00
                                                $235.00 - 3 yrs.  $20.00  $255.00
                        30 Southgate, MI
                        33 Springdale, MI
                        39 Cincinnati, OH
                        57 Cincinnati, OH


                              7

Exhibit C-1 continued
                       Activation                                Bonus
Carrier                Service Store #          Commission       Coop      Total
---------------------------------------------------------------------------------
                        75 Mansfield, OH
                        76 Springfield, OH
                        77 Lima, OH
                        79 Florence, KY
                        95 Holland, OH
                       103 Columbus, OH
                       112 Troy, MI
                       115 Columbus, OH
                       124 Columbus, OH
                       126 Roseville, MI
                       127 Southfield, MI
                       143 Ann Arbor, MI
                       147 Okemos, MI
                       189 Lansing, MI
                       211 Waterford, MI
                       216 Sandusky, OH
                       226 Columbus, OH
                       282 Cincinnati, OH
                       283 Toledo, OH
                       350 Livonia, MI
                       357 Fairlawn, OH
                       375 Flint, MI
                       376 Dearborn, MI
                       423 Cincinnati, OH
                       441 Mishawaka, IN
                       531 Sterling Hts., MI
                       532 Westland, MI
                       533 Novi, MI
WI/Com Cellular                                 $200.00 - 2 yrs.  $20.00  $220.00
                                                $235.00 - 3 yrs.  $20.00  $255.00
                       330 Youngstown, OH
Bell Atlantic/NYNEX                             $225.00           $20.00  $245.00
                        69 Binghamton, NY
                        70 Albany, NY
                        80 Syracuse, NY
                        81 Burlington, MA
                        88 Fishkill, NY
                        91 Nashua, NH
                       135 Cambridge, MA
                       148 Saratoga, NY
                       149 Tewksbury, MA
                       164 Plaistow, NY
                       167 Plattsburgh, NH
                       188 Swansea, MA
                       206 Rochester, NY
                       229 Salem, NH
                       275 Greece, NY
                       306 Pittsfield, MA
                       307 Manchester, NH
                       322 Poughkeepsie, NY



                             8

Exhibit C-1 continued
                       Activation                                Bonus
Carrier                Service Store #          Commission       Coop      Total
---------------------------------------------------------------------------------
                       344 Amhurst, NY
                       345 Hamburg, NY
                       383 Saugus, MA
                       392 Leominster, MA
                       771 Dewitt, NY
                       787 Natick, MA
                       831 Auburn, MA
                       834 Shelburn, VT
                       839 Stoughton, MA
LA Cellular                                     $200.00           $20.00  $220.00
                       178 Fullerton, CA
                       179 Los Angeles, CA
                       199 La Habra, CA
                       208 Palmdale, CA
                       218 Murrieta, CA
                       222 Victorville, CA
                       236 Buena Park, CA
                       238 Garden Grove, CA
                       317 Whittier, CA
                       325 Rancho Cucamonga, CA
                       361 Chino Hills, CA

                                                        EXHIBIT F
                              DRAFT

(DATE)________________
IRREVOCABLE DOMESTIC LETTER OF CREDIT NO.________________

BENEFICIARY:   SERVICE MERCHANDISE COMPANY, INC.
               7100 SERVICE MERCHANDISE DRIVE.
               BRENTWOOD, TN 37027

APPLICANT:          U.S. COMMUNICATIONS, INC.
               6140-C NORTHBELT PARKWAY
               NORCROSS, GA 30071

Dear Gentlemen:

     We hereby establish our Irrevocable Standby Letter of Credit No. ________ in Beneficiary's favor for the account of Applicant, up to an aggregate amount of $________, expiring on February 28, 1998, at the counters of ________ Bank, Atlanta, Georgia, available by payment against Beneficiary's draft(s) drawn on ________ Bank at sight, accompanied by:

1. A written statement signed by an officer of Beneficiary certifying that:

     "I, the undersigned, an officer of Service Merchandise hereby certify that (a) U.S. Communications, Inc. has failed to pay commissions or other amounts ("Unpaid Commissions") due to Service Merchandise under their CELLULAR COMMUNICATIONS SERVICE AGREEMENT dated April 25, 1994 (the "Agreement"), (b) said Unpaid Commissions have remained payable for longer than fifteen (15) calendar days after their due date, and (c) said Unpaid Commissions are now due and payable, (d) that notice as required under Paragraph 3 herein has been duly provided, and
     (e) a copy of the notice is attached with proof of delivery."

2. A copy of the applicable U.s. Communications, Inc. "Commission Pass-Through Report(s)" which indicate(s) the amount of Commissions payable to Service Merchandise by cellular telephone number, or, in the event U.s. Communications, inc. has failed to provide the required Commission Pass-Through Report(s), a copy of the Service Merchandise Statement of Account for U.S. Communications, Inc., which indicates the amount of unpaid commissions; or other appropriate documentation.

3. A copy of a document that Service Merchandise sent to U.S. Communications, Inc. giving at least forth eight (48) hours (excluding weekends and holidays) prior written notice of its intention to draw upon this Letter of Credit, including proof of delivery to U.S. Communications, Inc.

4. A copy of the proof of delivery of the Notice showing delivery at least forty-eight (48) hours prior to drawing upon this Letter of Credit.

SPECIAL CONDITIONS

Partial drawings are permitted.

ANY DRAFT DRAWN UNDER THIS CREDIT MUST BE MARKED "DRAWN UNDER
IRREVOCABLE STANDBY LETTER OF CREDIT NO. ________ ISSUED BY
________ BANK, DATED ________________."

EXCEPT AS OTHERWISE STATED HEREIN, THIS LETTER OF CREDIT IS SUBJECT TO THE 1993 REVISION OF THE UNIFORM CUSTOMS AND PRACTICE FOR
DOCUMENTARY CREDITS OF THE INTERNATIONAL CHAMBER OF COMMERCE
(PUBLICATION NO. 500).

WE HEREBY ENGAGE WITH YOUR DRAWERS, ENDORSERS, AND BONA FIDE HOLDERS THAT ANY DRAWING NEGOTIATED UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT, WILL BE DULY HONORED ON PRESENTATION TO ________ BANK, ATLANTA, GA ON OR BEFORE THE EXPIRATION DATE.

________ BANK

By:_________________
Name:_______________
Title:______________
Date:_______________